EXHIBIT 99.1
December 2007 Roadshow Presentation Sidoti Investor Conference March 2009

LMI AEROSPACE PROPRIETARY 3 In addition to our past performance and other historical facts, this presentation contains certain forward-looking information such as our current expectations as to future performance. Such forward-looking information is based on management's assumptions and analysis that are subject to numerous business risks and uncertainties, including risk and uncertainties that related to acquisitions. There can be no assurance that our assumptions will prove to be accurate in the future. Actual results may differ from these forward-looking statements as a result, among other things, of the factors detailed from time to time in our filings with the Securities and Exchange Commission. Please refer to the Risk Factors contained in the company's annual report on Form 10-K for the year ended December 31, 2008. Safe Harbor Statements

LMI AEROSPACE PROPRIETARY 5 Senior Management CEO and President of LMI since 1984 Previously served as Executive Vice President with Associated Transports, Inc. Ronald S. Saks CEO, President & Director Lawrence E. Dickinson CFO & Secretary CFO of LMI since 1993 Previously served as a Financial Analyst and Controller for LaBarge, Inc. from 1984 to 1993

LMI AEROSPACE PROPRIETARY 7 Investment Highlights Demonstrated track record of strong financial performance, with excellent long-term growth outlook 26% Revenue CAGR from 2004 to 2009E 62% Operating Income CAGR from 2004 to 2009E Revenue / customer diversification1 38% services, 62% production and assembly 36% commercial, 23% military, 35% corporate and regional Favorable long-term industry trends toward outsourcing engineering, production and assembly Approximately 70% of 2009E revenue is associated with long-term contracts Aerostructures segment backlog of $250M at December 31, 2008 Preferred supplier to aircraft OEMs (including Boeing, Sikorsky, Gulfstream and others) and Tier 1 suppliers (Spirit, APB, Vought) for nearly 60 years with industry-leading quality and reliability Defined organic growth plan and ongoing acquisition program Experienced management team with an average of over 20 years experience and strong industry relationships Inventory reduction plan in place to reduce debt Revenue2 Operating Income2 (2) 2009E reflects midpoint of Company guidance as of 3/11/2009. 2004 - 2009E CAGR = 26% 2004 - 2009E CAGR = 62% ($ in Millions) ($ in Millions) (1) Based on 2008 results. D3 82

LMI AEROSPACE PROPRIETARY 9 Business Overview (1) 2009E reflects midpoint of Company guidance as of 3/11/09. A leading provider of design engineering services, structural components, assemblies and kits to the aerospace, defense and technology industries Produces more than 30,000 types of aerospace parts, kits and assemblies for integration into a variety of civilian and military aircraft platforms Supports both military and commercial aircraft lifecycles, from conceptual design, analysis and certification through production support, fleet support and service life extensions with over 375 qualified engineers 18 facilities in 10 metropolitan areas Successfully integrated nine acquisitions since 1996 2009E revenue of $267 million and operating profit of $28 million1

LMI AEROSPACE PROPRIETARY 11 767 Winglet Modification Leading Edge Gulfstream Fuselage Kit Sikorsky Helicopter Cabin Assembly Leading Edge Great customer relationships built over many years around our superior reputation for quality and on-time delivery Leading Provider of Assemblies, Kits and Components Rotorcraft Machined Components Gun Assembly Components

LMI AEROSPACE PROPRIETARY 13 Gulfstream G-650 Structural Design and Analysis Boeing 787 Structural and Systems Design Airbus A330 Wing Boeing Dreamlifter Structural and Systems Design Well-positioned on corporate, commercial and military platforms Well-positioned on corporate, commercial and military platforms Offers Complete Range of Design Engineering Services F-35 Wing and Fuselage F-18 Program Management

LMI AEROSPACE PROPRIETARY 15 LMI is positioned as a "turnkey" aerospace systems provider Strengthens LMI's current customer relationships Potential access to Airbus with combined capabilities Capitalizes on accelerating trend toward OEM outsourcing of complex aircraft development projects Enhances the depth of LMI's management and engineering team D3 employs over 375 highly skilled engineers; Intec retains a staff of 65 technicians Adds additional 787 program participation and unique composite materials engineering and testing expertise D3 & Intec Acquisitions Offer Design Engineering and Composite Technology Expertise Engineering Testing Manufacturing Integrated Design-Build-Test Service

LMI AEROSPACE PROPRIETARY 17 Leverage strong customer relationships Expand value-added services and solutions Invest in training and lean for production efficiencies Focus efforts on cash generation Size operations to new demand levels Pursue design-build opportunities Opportunistically pursue strategic acquisitions Strategic Initiatives

LMI AEROSPACE PROPRIETARY 19 Design and engineering services Composite technologies High speed machining Other complex metal capabilities Acquisition Focus ? Enhance portfolio of design and manufacturing capabilities

LMI AEROSPACE PROPRIETARY 21 Wichita Auburn Sun Valley Tulsa St. Louis Vista Irving Savannah Mexicali Machining Forming Processing Distribution Design Mukilteo Dallas Greenville San Diego Strategic Geographic Locations Catoosa HQ Everett Composite

LMI AEROSPACE PROPRIETARY 23 Strong Relationships with OEMs & Tier 1s Exclusive long-term agreements with blue-chip customers

Diversified Across Aerospace Sectors LMI applies its capabilities across multiple customers and aircraft platforms Disciplined diversification strategy significantly protects LMI from downturns in the aerospace cycle Total Revenue Aerostructures Revenue Engineering Services Revenue (1) Sector revenue breakdown based on FY 2008 results. LMI AEROSPACE PROPRIETARY 25

Gulfstream Aerospace cut large cabin production rates by 40% in March 2009 Used inventory and pricing levels have not yet reached an equilibrium Sources: Wall Street Research 2009 and National Defense Budget Estimates for FY 2009. Gulfstream Large Cabin Deliveries1 (1) Includes G300 - G550 only. (2) Includes Boeing and Airbus deliveries. CAGR = 0% LMI Focuses on Diverse Markets Traffic expected to increase from 2.5 trillion to 2.7 trillion RPMs from 2005 to 2010 Concern about oil prices driving demand for: Lighter, more fuel-efficient aircraft Winglet modifications that enhance fuel efficiency Rotorcraft demand driven by high utilization and aging fleet Engineering services for military aircraft programs driven by upgrades, maintenance, modification and new aircraft development Large Commercial Aircraft Deliveries2 Defense Aircraft Procurement Budget CAGR = 5% CAGR = 8% Business Aviation Commercial Aerospace Military LMI AEROSPACE PROPRIETARY 27

Key Capabilities on a Variety of Platforms

Business Aviation



G-450 / G-550



G-650



G-150 & G250



Design Engineering

- Manufacturing: Fuselage Skins and Components, Wing Skins and Components, Leading Edges, Structural Sheet Metal and Extruded Components
- Design Engineering Services: Wing / Wingbox Design, Winglet Design, Systems Design and Integration, Certification Planning and Support, Tool Design and Fabrication

Commercial Aerospace



767



777



787



737

- Manufacturing: Fuselage Skins and Components, Wing Skins and Components, Leading Edges, Winglet Leading Edges
- Design Engineering Services: Wing / Wingbox Design, Fuselage / Empennage Design, Composite Design Expertise, Weight Improvement Design

Military



F-35



F-18



AH-64



UH-60

- Manufacturing: Helicopter Components, Helicopter Assemblies, Housings and Assemblies for Gun Turrets
- Design Engineering Services: Wing / Wingbox Design, Fuselage / Empennage Design, Composite Design Expertise, Weight Improvement Design, Tool Design and Fabrication, Rapid Prototyping and Test

14 | LMI AEROSPACE PROPRIETARY

LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY 31 $ in Millions Note: 2009E reflects midpoint of Company guidance as of 3/11/09. History of Financial Success 2004 - 2009E CAGR = 26% 2004 - 2009E CAGR = 62% Revenue Guidance for 2009 Operating Income $ in Millions

LMI AEROSPACE PROPRIETARY 33 Strong Financial Position Current Capitalization Significant liquidity $80 million revolver with additional $40 million accordion feature Shelf registration on file with SEC $ in Millions Actual Actual 12/31/08 12/31/08 Cash & Cash Equivalents Cash & Cash Equivalents $0.0 Total Debt 26.0 Shareholders' Equity Shareholders' Equity 122.8 Total Capitalization Total Capitalization $148.8 EBITDA1 (1) 2009E reflects midpoint of Company guidance as of 3/11/09. EBITDA equals operating profit plus depreciation, amortization, stock compensation expense and goodwill impairment. $ in Millions

LMI AEROSPACE PROPRIETARY 35 Investment Highlights Demonstrated track record of strong financial performance, with excellent long-term growth outlook 26% Revenue CAGR from 2004 to 2009E 62% Operating Income CAGR from 2004 to 2009E Revenue / customer diversification1 38% services, 62% production and assembly 36% commercial, 23% military, 35% corporate and regional Favorable long-term industry trends toward outsourcing engineering, production and assembly Approximately 70% of 2009E revenue is associated with long-term contracts Aerostructures segment backlog of $250M at December 31, 2008 Preferred supplier to aircraft OEMs (including Boeing, Sikorsky, Gulfstream and others) and Tier 1 suppliers (Spirit, APB, Vought) for nearly 60 years with industry-leading quality and reliability Defined organic growth plan and ongoing acquisition program Experienced management team with an average of over 20 years experience and strong industry relationships Inventory reduction plan in place to reduce debt Revenue2 Operating Income2 (2) 2009E reflects midpoint of Company guidance as of 3/11/2009. 2004 - 2009E CAGR = 26% 2004 - 2009E CAGR = 62% ($ in Millions) ($ in Millions) (1) Based on 2008 results. D3 82